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                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Post Effective Amendment No. 1 on Form S-8 to Registration Statement No. 333-16531 of our report dated March 6, 1996 included in WorldCom, Inc.'s Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.


                                             ARTHUR ANDERSEN LLP



Jackson, Mississippi,
December 31, 1996.